UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

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FORM 8-K/A

(Amendment No. 1 to Form 8-K)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

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Cord Blood America, Inc.

(Exact name of registrant as specified in charter)

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Florida	000-50746	65-1078768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9000 W. Sunset Boulevard, Suite 400, West Hollywood, CA  90069
(Address of principal executive offices)

(310) 432-4090
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is being filed to report the corrected information below under Item 2.02, 7.01 and 9.01. This information was previously reported on Form 8-K and filed with the Securities and Exchange Commission on July 25, 2005.

ITEM 2.02

Results of Operations and Financial Condition

This Form 8-K/A is being filed to report corrections as a result of a clerical error on Power Point slide number 18 which was previously reported on Form 8-K and filed with the Securities and Exchange Commission on July 25, 2005.  Total projected revenue for fiscal year 2005 was shown as $3,787,000. The correct total projected revenue for fiscal year 2005 is $3,727,814.  The corrected slide is attached hereto as Exhibit 99.19.

ITEM 7.01

Regulation FD Disclosure

This Form 8-K/A is being filed to report corrections as a result of a clerical error on Power Point slide number 18 which was previously reported on Form 8-K and filed with the Securities and Exchange Commission on July 25, 2005. Total projected revenue for fiscal year 2005 was shown as $3,787,000. The correct total projected revenue for fiscal year 2005 is $3,727,814. The corrected slide is attached hereto as Exhibit 99.19.

ITEM 9.01

Financial Statements and Exhibits

(c)

Exhibits

99.19

Update to Power Point presentation dated July 25, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.

Date: July 28, 2005	By:	/s/ SANDRA D. SMITH
Sandra D. Smith Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit

99.19	Update to Power Point presentation dated July 25, 2005

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